UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2012

CH ENERGY GROUP, INC.

CENTRAL HUDSON GAS & ELECTRIC CORPORATION
(Exact name of Registrants as specified in its charter)

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	IRS Employer Identification No.
0-30512	CH Energy Group, Inc. (Incorporated in New York) 284 South Avenue Poughkeepsie, NY 12601-4839 (845) 452-2000	14-1804460
1-3268	Central Hudson Gas & Electric Corporation (Incorporated in New York) 284 South Avenue Poughkeepsie, NY 12601-4839 (845) 452-2000	14-0555980

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 23, 2012, Central Hudson Gas & Electric Corporation (the “Company”), a wholly-owned subsidiary of CH Energy Group, Inc. (“CH Energy Group”), entered into a Second Supplemental Indenture dated as of March 23, 2012 (the “Second Supplemental Indenture”) with U.S. Bank Trust National Association (the “Trustee”).  The Second Supplemental Indenture supplements the Indenture dated as of April 1, 1992 between the Company and the Trustee, as successor to Morgan Guaranty Trust Company of New York, as supplemented by the First Supplemental Indenture dated as of March 16, 2010 (as so supplemented, the “Indenture”) by adding to the Indenture a covenant of the Company for the benefit of all holders of notes issued under the Indenture.

The additional covenant provides that if in the future the Company is not required to file with the Securities and Exchange Commission information, documents or reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 or by rules and regulations prescribed by the Commission, the Company will provide to the Trustee and the holders of the notes issued under the Indenture: (i) annual audited financial statements of the Company, and (ii) quarterly unaudited financial statements of the Company certified by an officer of the Company.

On February 21, 2012, CH Energy Group announced that it had entered into an agreement and plan of merger under which, subject to approval by shareholders, approval by applicable regulatory authorities, and other customary closing conditions, CH Energy Group will be acquired by Fortis, Inc.  Upon completion of that transaction, the Company may (but has not determined to) seek to suspend its reporting obligations under the Securities and Exchange Act of 1934, subject to applicable rules and regulations of the Securities and Exchange Commission, in which event the additional covenant set forth in the Second Supplemental Indenture would become applicable.

A copy of the Second Supplemental Indenture is filed hereby as Exhibit 4.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits. The following is filed as an exhibit to this Form 8-K pursuant to Item 6.01 of Regulation S-K:

4.1  Second Supplemental Indenture dated as of March 23, 2012 between Central Hudson Gas & Electric Corporation and U.S. Bank Trust National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

CH ENERGY GROUP, INC.

Date: March 23, 2012	By:	/s/ Kimberly J. Wright
Kimberly J. Wright
Vice President - Accounting and Controller

CENTRAL HUDSON GAS & ELECTRIC CORPORATION

Date: March 23, 2012	By:	/s/ Kimberly J. Wright
Kimberly J. Wright
Controller

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Second Supplemental Indenture dated as of March 23, 2012 between Central Hudson Gas & Electric Corporation and U.S. Bank Trust National Association